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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTERLEUKIN GENETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY STATEMENT
APRIL 29, 2008

Dear Stockholder,

        We cordially invite you to attend our 2008 annual meeting of stockholders to be held at 10:00 a.m. on Thursday, June 12, 2008 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

        When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,
/s/ JAMES M. WEAVER JAMES M. WEAVER CHAIRMAN OF THE BOARD

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	June 12, 2008
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. The Chrysler Center, 666 Third Avenue, New York, NY 10017

PURPOSES:

1.
To ratify the appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2008.

2.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

        You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on April 24, 2008. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ KENNETH S. KORNMAN KENNETH S. KORNMAN SECRETARY

i

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

        We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2008 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting.

        On or about May 5, 2008, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2007 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2007. You can also find a copy of our 2007 Annual Report on Form 10-K on the internet through the SEC's electronic data system called EDGAR at www.sec.gov or through the Investors Relations section of our website at www.ilgenetics.com.

Who Can Vote?

        Only stockholders who owned common stock or Series A Preferred Stock at the close of business on April 24, 2008 are entitled to vote at the annual meeting. On this record date, there were 30,833,811 shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding.

        You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 30,833,811 shares of common stock outstanding. Each share of our Series A Preferred Stock entitles the holder to approximately 5.63 votes. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,160,200 votes.

How Do I Vote?

        Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

  •
  In person at the meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

  •
  By Internet or by telephone.  Follow the instructions you receive from your broker to vote by Internet or telephone.

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  By mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

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  In person at the meeting.  Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote as follows:

  •
  "FOR" the ratification of the appointment of our independent public accountants for our fiscal year ending December 31, 2008.

        If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters being presenated at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

        If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

  •
  signing a new proxy card and submitting it as instructed above;

  •
  if your shares are held in street name, re-voting by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;

  •
  notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name.

Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

        If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under "How Do I Vote?" If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under "How Do I Vote?," the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 1 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a "broker non-vote."

What Vote is Required to Approve the Proposal and How are Votes Counted?

Proposal 1: Ratify Appointment of Our Independent Public Accountants	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the appointment of Grant Thornton LLP as our independent accountants for 2008, our Audit Committee of the Board of Directors will reconsider its selection.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, Computershare Trust Company, N.A., examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. We plan to retain Broadridge Financial Services, Inc. (formerly ADP Investor Communication Services) to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $10,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock and our Series A Preferred Stock on an as-converted to common stock basis constitutes a quorum for this meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 10:00 a.m. on Thursday, June 12, 2008 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017. When you arrive at the meeting signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as "householding," however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling them at 1-800-962-4284.

        If you do not wish to participate in "householding" and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another one of our shareholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

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  If your shares of our common stock are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-800-962-4284 or writing them at 250 Royall Street, Canton, MA 02021.

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  If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2008 for (a) the executive officers named in the Summary Compensation Table of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known to us to beneficially own more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days following March 31, 2008 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, we believe that the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on a total of 30,833,811 shares of common stock issued and outstanding on March 31, 2008.

Name and Address of Beneficial Owner(1)	Amount and Nature of beneficial Ownership		Percent
Pyxis Innovations Inc. 7575 Fulton Street East Ada, MI 49355	34,963,066	(2)	58.41%
Stephen Garofalo 6 Teal Court New City, NY 10956	3,233,467	(3)	10.49%
Jeffrey K. Peterson 1707 Waldenmere Street Sarasota, FL 34239	2,374,237	(4)	7.70%
Named Executive Officers
Timothy J. Richerson	12,500		*
Kenneth S. Kornman	1,463,879	(5)	4.68%
David A. Finkelstein	12,500		*
Ramon W. Mohanlal	6,297		*
Directors
James M. Weaver	—	(6)	*
George D. Calvert	—	(7)	*
Thomas R. Curran, Jr.	—	(8)	*
Dianne E. Bennet	—	(9)	*
All current executive officers and directors as a group (6 persons)	1,566,879	(10)	4.99%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)
Based solely on a Schedule 13D/A Amendment No. 6 filed on January 16, 2008 with the SEC by Pyxis Innovations Inc., which reported ownership as of December 17, 2007. Includes 5,000,000 shares of Series A Preferred Stock presently convertible into 28,160,200 shares of common stock and convertible notes with an original aggregate principal amount of $595,336, the principal of which is convertible into 861,842 shares of common stock.

(3)
Based solely on a Schedule 13G/A Amendment No. 7 filed on January 17, 2007 with the SEC by Mr. Garofalo, which reported ownership as of December 31, 2006. Mr. Garofalo is the beneficial owner as follows: (i) 2,368,500 of these shares are owned directly by Mr. Garofalo; (ii) 50,000 of these shares are owned by Mr. Garofalo's spouse; and (iii) 814,967 of these shares are owned by First Global Technology Corp. ("First Global"). Mr. Garofalo is the controlling stockholder of First Global and, as such, has voting and investment power of those shares of common stock owned by First Global.

(4)
Based solely on a Schedule 13G/A Amendment No. 3 filed on January 16, 2008 with the SEC by Mr. Peterson, which reported ownership as of December 31, 2007.

(5)
Includes 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner. As such, Dr. Kornman may be deemed to be the beneficial owner of these shares, however, Dr. Kornman disclaims beneficial ownership of these shares. Includes 478,906 shares of common stock issuable pursuant to stock options, which are exercisable within 60 days following March 31, 2008.

(6)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Weaver does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(7)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Dr. Calvert does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(8)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Curran does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(9)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Ms. Bennett does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(10)
See footnotes 5 through 9 above. Also includes 3,000 shares of common stock held by our current Chief Executive Officer, Lewis Bender and 100,000 shares of common stock issuable pursuant to stock options, which are exercisable within 60 days following March 31, 2008.

MANAGEMENT

Our Board of Directors

        We are managed under the direction of our Board of Directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III. The holders of shares of Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the "Series A Directors"). The Series A Directors are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock.

        Set forth below are the names of our directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships, if any.

Name	Age	Position with the Company
James M. Weaver	44	Director and Chairman of the Board
Dianne E. Bennett	59	Director
George D. Calvert	44	Director
Thomas R. Curran, Jr.	49	Director
Kenneth S. Kornman	60	Director, President, Secretary and Chief Scientific Officer

        JAMES M. WEAVER joined that Board of Directors in July 2007 and was appointed Chairman of the Board in September 2007. He is Vice President of Alticor Corporate Enterprises, a member of the Alticor Inc. family of companies, which is engaged in the principal business of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. In this role, Mr. Weaver is responsible for managing the current portfolio of Alticor's companies and directs its acquisition and growth. Prior to joining Alticor, Mr. Weaver worked for X-Rite Inc. where he held various leadership positions, including Senior Vice President and General Manager, Vice President of marketing and software development, Vice President of marketing and product development, as well as lead executive on several acquisitions. Mr. Weaver also founded and held the position of President and Chief Executive Officer of Bold Furniture Inc, and has held various leadership positions at Steelcase Inc. and Bissell Inc. Mr. Weaver received a Bachelor's degree in general studies from the University of Michigan in Ann Arbor. He also completed a consumer marketing course at the Kellogg School of Management at Northwestern University in Evanston, Ill. He holds professional memberships in the American Marketing Association, the Product Development Management Association, and the Design Management Institute, and serves on several non-profit and private company boards.

        DIANNE E. BENNETT joined the Board of Directors as a Series A Director effective June 13, 2006. She is the Director of Administration of Alticor Inc., a company engaged in the principle business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. Ms. Bennett has been an employee of the Alticor family of companies for over 25 years in positions that include Supervisor of Internal Audit, Manager of International Finance, Manager of Affiliate Support, Sr. Manager of Corporate/North American Accounting and Director of the Program Management Office. Ms. Bennett holds a Bachelor's degree in Accounting from Aquinas College and a Master's in Business Administration from Western Michigan University. She is a CPA and member of the American Institute of Certified Public Accountants.

        GEORGE D. CALVERT joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis Innovations Inc. effective March 24, 2003. He is the Vice President, Research & Development/Quality Assurance of Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. He has held this position for the past five years. Dr. Calvert has previously held the positions of Director Quality Assurance/Analytical Services with Access Business Group LLC, and Senior Manager Home Tech Research & Development with Amway Corporation. Dr. Calvert earned a Ph.D. in Analytical Chemistry from the University of South Carolina and a Bachelor of Science degree in Chemistry from the College of William and Mary.

        THOMAS R. CURRAN, JR. joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis Innovations Inc. effective March 24, 2003. In addition to his role as director, he served as our Interim Chief Executive Officer from July 2, 2007 through January 21, 2008. Mr. Curran is employed as the Associate General Counsel of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide, and which is the parent of Pyxis Innovations Inc. Previously, he served as the Chief Legal Officer for Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. Prior to joining Alticor, Mr. Curran was a partner in the law firm of Howard & Howard in Bloomfield Hills, Michigan. From 1982 to 1991, Mr. Curran worked for the Polaroid Corporation in various domestic and international financial and managerial positions. Mr. Curran holds a Bachelor of Arts from Providence College, a Master of International Management from the Thunderbird School of Global Management and a Juris Doctorate from Suffolk University Law School.

        KENNETH S. KORNMAN, DDS, Ph.D., joined the Board of Directors on August 17, 2006. He is our co-founder and currently holds the positions of President and Chief Scientific Officer. Prior to founding the Company in 1986, he was a Department Chairman and Professor at The University of Texas Health Science Center at San Antonio. He has also been a consultant and scientific researcher for many major oral care and pharmaceutical companies. Dr. Kornman currently holds an academic appointment at Harvard University. Dr. Kornman holds six patents in the pharmaceutical area, has published three books and more than 100 articles and abstracts and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman holds a BA in Economics from Duke University. He obtained a DDS from Emory University. Dr. Kornman also holds an MS (Periodontics) and a Ph.D (Microbiology-Immunology) from the University of Michigan.

Executive Officers

        The following table sets forth certain information regarding our current executive officers as of April 24, 2008 who are not also directors. We entered into an employment agreement with Mr. Bender as of January 22, 2008.

Name	Age	Position
Lewis H. Bender	49	Chief Executive Officer

        LEWIS H. BENDER joined us as our Chief Executive Officer in January 2008. Prior to joining us and since 1993, Mr. Bender worked in various capacities at Emisphere Technologies, Inc., a biopharmaceutical company that develops oral forms of injectable drugs. Those positions included Chief Technology Officer from May 2007 to January 2008, President and Interim Chief Executive Officer from January 2007 to May 2007, Member of the Office of the President from 2002 to January 2008, Senior Vice President of Business Development from 1997 to December 2007, Vice President of Business Development from 1995 to 1997 and Director of Business Development from 1993 to 1995. Prior to joining Emisphere Technologies, Inc., Mr. Bender worked as Production Planning Specialist at F. Hoffmann La-Roche AG, a Product Manager at Métaux Précieux SA Metalor and in various managerial capacities at Handy and Harman. Mr. Bender earned an MBA from the University of Pennsylvania's Wharton School of Business, an MA in International Studies from the University of Pennsylvania's School of Arts and Sciences and an MS and a BS in Chemical Engineering from Massachusetts Institute of Technology.

CORPORATION GOVERNANCE MATTERS

Director Independence

        Our Board of Directors has determined that the following members qualify as independent directors under the definition promulgated by the American Stock Exchange and the Boston Stock Exchange: James W. Weaver, George D. Calvert, Thomas R. Curran, Jr. and Dianne E. Bennett.

Committees of the Board of Directors and Meetings

        Our Board of Directors has established five standing committees, Audit, Compensation, Nominating, Strategic Planning and Operations, each as described below.

        Meeting Attendance.    During the fiscal year ended December 31, 2007, the Board of Directors met five times. Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which they are a member. The Board of Directors has adopted a policy under which each member is encouraged to make every reasonable effort to attend each annual meeting of our stockholders. Two of the directors attended our 2007 annual meeting of stockholders.

        Audit Committee.    Our Audit Committee met seven times during the fiscal year ended December 31, 2007. This committee currently consists of Dianne E. Bennett (Chairperson), George D. Calvert and James M. Weaver. Our Audit Committee is responsible for retaining and overseeing our independent accountants, approving the services performed by them and reviewing our annual financial statements, accounting policies and our system of internal controls. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission, the American Stock Exchange and the Boston Stock Exchange, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Ms. Bennett and Mr. Weaver are each "audit committee financial experts" as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the Audit Committee Report set forth elsewhere in this proxy statement.

        A copy of the Audit Committee's written charter is publicly available on our website at www.ilgenetics.com.

        Compensation Committee.    Our Compensation Committee met once during the fiscal year ended December 31, 2007. The Compensation Committee currently consists of George D. Calvert (Chairman), James M. Weaver and Dianne E. Bennett. Our Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants under our 2000 Employee Stock Compensation Plan and 2004 Directors, Officers and Employees Stock Compensation Plan. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definitions promulgated by the American Stock Exchange and the Boston Stock Exchange. To date, the Compensation Committee has not adopted a written charter.

        Nominating Committee.    Our Nominating Committee met once during fiscal 2007. The Nominating Committee currently consists of James M. Weaver (Chairman), George D. Calvert and Dianne E. Bennett. All members of the Nominating Committee qualify as independent under the definition promulgated by the American Stock Exchange and the Boston Stock Exchange. This committee's role is to make recommendations to the Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2009 Annual Meeting of Stockholders using the procedures set forth in the Company's By-laws, it must follow the procedures described in "Stockholder Proposals and Nominations For Director" of this proxy statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

        A copy of the Nominating Committee's written charter is publicly available on our website at www.ilgenetics.com.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of three members, George D. Calvert (Chairman), James M. Weaver and Dianne E. Bennett. None of our executive officers serve on the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee. There is no family relationship between or among the directors (including the Series A Directors) and executive officers.

Shareholder Communications to the Board

        Generally, shareholders who have questions or concerns regarding us should contact the Company at (781) 398-0700. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

  •
  junk mail and mass mailings

  •
  resumes and other forms of job inquiries

  •
  surveys

  •
  solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Corporate Opportunity Agreement

        We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Series A Preferred Stock Purchase Agreement dated March 5, 2003, regulates and defines the conduct of certain of our affairs as they may involve Pyxis Innovations Inc. as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

        Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis, and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

        Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

        The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table reflects the total compensation paid or accrued during the fiscal year ended December 31, 2007 to our Interim Chief Executive Officer, our former Chief Executive Officer, our other executive officer who was serving on December 31, 2007, and and two additional former executive officers, each of whose total compensation exceeded $100,000, during the fiscal year ended December 31, 2007. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Thomas R. Curran, Jr., Interim Chief Executive Officer(2)	2007	—	(6)	30,000	(7)	—		—		—	—	—		30,000

Timothy J. Richerson, Chief Executive Officer(3)	2007 2006	186,923 114,606		— —		— 63,000	(8)	— —		— —	— —	4,431 —	(15)	191,354 177,606

Kenneth S. Kornman, President, Secretary and Chief Scientific Officer	2007 2006	341,308 331,262		— —		10,125 54,844	(9) (10)	— 316,800	(12)	— —	— —	10,197 2,720	(16) (15)	361,630 705,626

David A. Finkelstein Chief Strategy Officer(4)	2007 2006	162,692 114,606		— —		— 63,000	(11)	— —		— —	— —	4,154 —	(15)	166,846 177,606

Ramon W. Mohanlal, Chief Medical Officer(5)	2007 2006	176,640 277,200		— —		— —		70,509 95,400	(13) (14)	— —	— —	4,708 —	(15)	251,857 372,600

(1)
See Note 11 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2007 for details as to the assumptions used to determine the fair value of the stock awards.

(2)
Mr. Curran was appointed as our Interim Chief Executive Officer in July 2007.

(3)
Mr. Richerson's employment as our Chief Executive Officer terminated on July 31, 2007.

(4)
Mr. Finkelstein's employment as our Chief Strategy Officer terminated on July 2, 2007.

(5)
Dr. Mohanlal's employment as our Chief Medical Officer terminated on August 17, 2007.

(6)
In December 2007, we entered into an agreement with Alticor Inc., effective as of July 3, 2007, with respect to the services of Mr. Curran. Pursuant to the terms of the agreement, and in exchange for Mr. Curran's services as our Interim Chief Executive Officer during the term of the agreement, we agreed to pay directly to Alticor $30,000 per month, or a total of 180,000, for the fiscal year ended December 31, 2007.

(7)
On March 25, 2008, the Compensation Committee of our Board of Directors approved a one-time, completion-of-service, discretionary bonus of $30,000 for Thomas R. Curran, Jr. in recognition of Mr. Curran's performance as our Interim Chief Executive Officer from July 2007 through January 22, 2008.

(8)
Represents the compensation expense incurred by us in fiscal 2006 in connection with stock grants to Mr. Richerson on August 17, 2006.

(9)
Represents the compensation expense incurred by us in fiscal 2007 in connection with stock grants to Dr. Kornman on March 21, 2007.

(10)
Represents the compensation expense incurred by us in fiscal 2006 in connection with stock grants to Dr. Kornman on March 21, 2007.

(11)
Represents the compensation expense incurred by us in fiscal 2006 in connection with stock grants to Mr. Finkelstein on August 17, 2006.

(12)
Represents the compensation expense incurred by us in fiscal 2006 in connection with option grants to Dr. Kornman on December 11, 2003 to purchase 150,000 shares of common stock.

(13)
Represents the compensation expense incurred by us in fiscal 2007 in connection with option grants to Dr. Mohanlal on July 1, 2005 to purchase 200,000 shares of common stock.

(14)
Represents the compensation expense incurred by us in fiscal 2006 in connection with option grants to Dr. Mohanlal on July 1, 2005 to purchase 200,000 shares of common stock.

(15)
Represents car allowances for the respective executive officers during the fiscal year ended December 31, 2007.

(16)
Includes approximately $7,477 in car allowance and approximately $2,720 in life insurance premiums for Dr. Kornman during the fiscal year ended December 31, 2007.

Narrative Disclosure to Summary Compensation Table

        Of our named executive officers, we have entered into employment agreements with Timothy J. Richerson, Kenneth Kornman and David A. Finkelstein. The material terms of these executives' (all former, except Dr. Kornman) employment agreements are described below. The descriptions aid in the understanding and interpretation of certain data found in the tables contained in this Executive Compensation section.

Timothy J. Richerson

        On August 17, 2006, we entered into a three-year employment agreement with Timothy J. Richerson, our Chief Executive Officer, which provides for a minimum annual base salary of $300,000, an immediate grant of 12,500 fully-vested shares of our common stock, annual grants of an additional 12,500 fully-vested shares of our common stock, annual discretionary bonuses of up to 40% of base salary and a $600 per month automobile allowance. This employment agreement is terminable by Mr. Richerson upon one month prior written notice and by us for cause. The agreement also provides that if he is terminated without cause or he terminates his employment for good reason, he shall have the right to receive severance benefits in the amount of his then current base salary and health insurance benefits until the earlier to occur of the expiration of the term of the agreement or eighteen months following the date of termination. In the event of a change of control, all unvested shares of our common stock held by Mr. Richerson would automatically vest. In addition, the agreement provides that he will be prohibited, for a period of twelve months following the date of termination of the employment agreement, from accepting employment, or otherwise becoming involved, in any manner, with one of our direct competitors, or from providing services to any person or entity that might conflict with our interests or the interests of our customers or clients.

        On July 31, 2007, Mr. Richerson's employment with us terminated. On March 25, 2008, we entered into an agreement with Messrs. Richerson and Finkelstein, pursuant to which we agreed to pay them an aggregate of $1.2 million. In the case of Mr. Richerson, we also agreed to limit the duration of his non-competition restrictions to July 31, 2009. Messrs. Richerson and Finkelstein agreed that no further amounts are or will become due under their employment agreements.

Kenneth Kornman, DDS, Ph.D.

        On March 30, 2006, we entered into an Employment Agreement with our President, Chief Executive Officer, and Chief Scientific Officer, Kenneth S. Kornman. Under the Agreement, Dr. Kornman will be employed for a period of three years, will receive a base salary at an annual rate of $340,000 and will be eligible to receive annual bonuses solely at the discretion of the Board of Directors. While Dr. Kornman remains employed by us, he will receive a grant of 12,500 shares of our common stock on the first three anniversaries of March 30, 2006. Dr. Kornman will be entitled to participate in our employee benefit plans that we provide or may establish for the benefit of our executives management generally (for example, group life, disability, medical, dental and other insurance, retirement pension, profit-sharing and similar plans). While Dr. Kornman remains employed by us, he will receive $3,296 annually for reimbursement of life insurance premiums and $600 per month as an automobile allowance.

        Pursuant to the Agreement, if Dr. Kornman is terminated for Cause (as defined in the Agreement) or leaves without Good Reason (as defined in the Agreement), we shall not be obligated to make any further payment to Dr. Kornman (other than accrued and unpaid base salary and expenses to the date of termination), or continue to provide any benefit (other than benefits which have accrued pursuant to any plan or by law) to Dr. Kornman under the Agreement. Under the Agreement termination as a result of Dr. Kornman's death or disability is treated effectively as a termination for Cause. If Dr. Kornman is terminated by us without Cause or if Dr. Kornman terminates his employment with us for Good Reason (as defined in the Agreement), then, in addition to the accrued salary and benefits, Dr. Kornman shall be entitled to: (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to twelve months following termination; and (ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to twelve months following termination.

        If Dr. Kornman is terminated by us upon a Cessation of the Business (as defined in the Agreement) Dr. Kornman shall be entitled to (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to three months following termination; and (ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to three months following termination.

        If Dr. Kornman is terminated by us without Cause (as defined in the Agreement), Dr. Kornman terminates his employment with us for Good Reason (as defined in the Agreement), or the term of the Agreement expires, then Dr. Kornman shall be permitted to exercise any then-outstanding stock options for a period of up to two years from such termination.

David A. Finkelstein

        On August 17, 2006, we entered into an employment agreement with David A. Finkelstein, our Chief Strategy Officer, expiring on December 31, 2007 which provides for a minimum annual base salary of $300,000, an immediate grant of 12,500 fully-vested shares of our common stock, annual grants of an additional 12,500 fully-vested shares of our common stock, annual discretionary bonuses of up to 40% of base salary and a $600 per month automobile allowance. This employment agreement is terminable by Mr. Finkelstein upon one month prior written notice and by us for cause. The agreement also provides that if he is terminated without cause or he terminates his employment for good reason, he shall have the right to receive severance benefits in the amount of his then current base salary and health insurance benefits until the earlier to occur of the expiration of the term of the agreement or twelve months following the date of termination. In the event of a change of control, all unvested shares of our common stock held by Mr. Finkelstein would automatically vest. In addition, the agreement provides that he will be prohibited, for a period of twelve months following the date of termination of the employment agreement, from accepting employment, or otherwise becoming involved, in any manner, with one of our direct competitors, or from providing services to any person or entity that might conflict with our interests or the interests of our customers or clients.

        On July 2, 2007, Mr. Finkelstein's employment with us terminated. On March 25, 2008, we entered into an agreement with Messrs. Finkelstein and Richerson, pursuant to which we agreed to pay them an aggregate of $1.2 million. In the case of Mr. Finkelstein, we also agreed to limit the duration of his non-competition restrictions to July 2, 2009. Messrs. Finkelstein and Richerson agreed that no further amounts are or will become due under their employment agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2007, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Thomas R. Curran, Jr.	—	—	—		—	—	—	—	—	—

Timothy J. Richerson	—	—	—		—	—	—	—	—	—

Kenneth S. Kornman	5,156 13,750 40,000 150,000 30,000 30,000 30,000 150,000 30,000	— — — — — — — — —	— — — — — — — — —	$ $ $ $ $ $ $ $ $	1.50 0.75 2.88 1.22 0.91 1.65 4.70 4.70 3.65	11/30/2008 3/17/2009 11/29/2009 4/4/2011 3/17/2012 3/23/2013 12/11/2013 12/11/2013 12/14/2014	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —

David A. Finkelstein	—	—	—		—	—	—	—	—	—

Ramon S. Mohanlal	—	—	—		—	—	—	—	—	—

Equity Compensation Plan Information

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2007.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,366,406	$3.11	2,248,595
Equity compensation plans not approved by security holders(2)	456,394	2.66	—

Total	1,822,800	$3.00	2,248,595

(1)
These plans consist of our 1996 Equity Incentive Plan, our 2000 Employee Stock Compensation Plan and our 2004 Employee, Director and Consultant Stock Plan.

(2)
These plans consist of the Non-Qualified Stock Option Agreements, between the Company and Philip R. Reilly, dated June 1, 1999 and November 30, 1999, the Research Transfer Agreement between the Company and the University of Sheffield, effective July 1, 1999 and the Consulting Agreement between the Company and Gordon Duff, effective July 1, 1999.

Summary Description of the Company's Non-Stockholder Approved Equity Compensation Plans

        On June 1, 1999, we entered into a Non-Qualified Stock Option Agreement with Philip R. Reilly to induce him to enter a consulting services agreement dated the same day and to encourage him to become our Chairman of the Board of Directors. Pursuant to the Agreement, we granted Mr. Reilly the option to purchase 240,000 shares of our common stock at $.50 per share on or before the option's expiration date of June 1, 2009. These options vested in equal increments of 8,000 shares per month over thirty months and became fully vested on December 1, 2001. Mr. Reilly has exercised this option with respect to all 240,000 shares of common stock. The options are non-transferable.

        On November 30, 1999, we entered into an additional Non-Qualified Stock Option Agreement with Philip R. Reilly to further induce him to become our Chairman of the Board of Directors. Pursuant to the Agreement, we granted Mr. Reilly the option to purchase 351,394 shares of our common stock at $2.875 per share on or before the option's expiration date of December 31, 2010. These options vested in equal increments of 9,760 shares per month over a period of thirty-six months and became fully vested on November 30, 2002. The options are non-transferable.

        Effective on July 1, 1999, we entered into a five-year Research and Technology Transfer Agreement with the University of Sheffield. The agreement provided for the grant of options to purchase 100,000 shares of our common stock. Pursuant to the agreement, we were required to grant options to purchase 25,000 shares annually at the beginning of each year of the last four years of the five-year arrangement. The options were granted with an exercise price equal to the current market price of the common stock at the time of grant, each June 30th, of the five-year arrangement. The options are fully vested when granted and exercisable for a period of five years from each date of grant. The agreement further provided that the University of Sheffield was to receive additional options to purchase 10,000 shares of stock at the current market price each June 30th for each patent that was filed on our behalf during the previous twelve months. As of the date of this report options to purchase 150,000 shares have been granted under this agreement.

        Concurrent with the execution of the Research and Technology Transfer Agreement with the University of Sheffield, we entered into a five-year Consulting Services Agreement with the university's key collaborator, Gordon W. Duff. The agreement provided for the grant of options to purchase up to a total of 100,000 shares of our common stock. Pursuant to the agreement, we were required to grant options to purchase 25,000 shares annually at the beginning of each year of the last four years of the five-year arrangement. The options were granted with an exercise price equal to the current market price of the common stock at the time of grant, each June 30th, of the five-year arrangement. The options are fully vested when granted and exercisable for a period of five years from each date of grant. As of the date of this report, all 100,000 options have been granted under this agreement.

Director Compensation

        Our policy is to pay each non-employee member of our Board of Directors $1,000 in cash compensation for each meeting of the Board of Directors attended in person by that director and 15,000 stock options to vest on the first anniversary of the grant date. Each of the current non-employee members of our Board of Directors declined such compensation for 2007 and thus we did not pay them for their Board service.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors, which is consists entirely of directors who meet the independence and experience requirements of the American Stock Exchange, on which the company's shares are listed, has furnished the following report.

        The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The committee's role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.igenetics.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton, LLP, or independent auditors. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2007, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management and Grant Thornton LLP, our independent auditors;

  •
  Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

                      MEMBERS OF THE AUDIT COMMITTEE:
                      Dianne E. Bennett (Chairperson)
                      George D. Calvert
                      James M. Weaver

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics will be made available to stockholders without charge, upon request in writing to the Corporate Secretary at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers; our directors; the beneficial owners of more than 5% of our securities; the immediate family members of any of the foregoing persons; and any other persons whom the Board determines may be considered related persons, any such person being referred to as a "related person."

        The following is a description of arrangements that we have entered into with related persons during the fiscal year ended December 31, 2007 and were approved by our Audit Committee. We believe that the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

        In March 2007, we entered into a new research agreement with Access Business Group International LLC, a subsidiary of Alticor Inc. and an affiliate of our primary stockholder, Pyxis Innovations Inc. The research agreement encompasses the development of genetic tests to guide consumers' selection of appropriate skin care products; the further development of tests for weight management and the risk of osteoporosis, as well as the development of other tests. Under the terms of the agreement, we are eligible to receive up to $2.3 million in additional research funding during 2007.

        In December 2007, we entered into an agreement with Alticor Inc., effective as of July 3, 2007, with respect to the services of Mr. Curran. Pursuant to the terms of the agreement, and in exchange for Mr. Curran's services as our Interim Chief Executive Officer during the term of the agreement, we agreed to pay directly to Alticor $30,000 per month. We agreed to reimburse Mr. Curran directly for travel and other incidental expenses incurred in the performance of his services for us. Either we or Alticor may terminate the agreement at any time by providing fifteen days advance written notice to the other party.

        In October 2002, we issued to Pyxis Innovations Inc. certain promissory notes under a note purchase agreement, as subsequently amended. In December 2007, Pyxis converted the certain of the notes due on December 31, 2007, representing an aggregate principal amount of $2,000,000 and accrued interest of $39,679.43, into 3,190,987 shares of our common stock. These shares are subject to the registration rights agreement, dated March 5, 2003, between us and Pyxis.

ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

        Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 31, 2008. Requests should be directed to Investor Relations, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

        To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by Interleukin under the Securities Act of 1933, as amended, or the Exchange Act, the section of this proxy statement entitled "Audit Committee Report" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

PROPOSAL 1:
RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Our Audit Committee has appointed Grant Thornton LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2008. The Board proposes that the stockholders ratify this appointment. Grant Thornton LLP audited our financial statements for the fiscal years ended December 31, 2007, 2006 and 2005. We expect that representatives of Grant Thornton LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for the years ended December 31, 2007 and December 31, 2006, and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2007	2006
Audit fees(1)	$441,647	$487,639
Audit related fees(2)	—	170,805
Tax fees	—	—
All Other Fees	—	—

Total	$441,648	$658,444

    (1)
    Audit fees consist of fees for professional services rendered for the audit of the Company's annual financial statements, a review of the interim financial statements included in the quarterly reports and a review of internal controls over financial reporting (Section 404 of the Sarbanes-Oxley Act of 2002).

    (2)
    Audit related fees consisted of $149,572 related to the acquisition of the Alan James Group and $21,233 related to the review of a Form S-3 filed with the SEC in 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to the engagement of the independent auditor for the next year's audit, management will submit to the Audit Committee for approval a summary of the services expected to be rendered during that year for each of four categories of services.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting, voting together on an as-converted basis, is required to ratify the appointment of the independent public accountants.

        In the event the stockholders do not ratify the appointment of Grant Thornton LLP as our independent public accountants, the Audit Committee will reconsider its appointment.

The Board of Directors recommends a vote "FOR" to ratify the appointment of Grant Thornton LLP as independent public accountants, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2009, stockholder proposals must be received no later than January 13, 2009 and not before December 14, 2008. To be considered for presentation at the 2009 Annual Meeting, although not included in the proxy statement, proposals must be received no later than April 13, 2009 and not before January 13, 2009. Proposals received after April 13, 2009 will not be voted on at the 2009 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

        To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2009, nominations for directors must be received no later than January 13, 2009. To be considered for presentation at the 2009 Annual Meeting, although not included in the proxy statement, nominations for directors must be received no later than March 14, 2009. Nominations received after March 14, 2009 will not be voted on at the 2009 Annual Meeting. If a nomination is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority with respect to the nomination under circumstances consistent with the proxy rules of the SEC. All nominations for directors should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Waltham, Massachusetts
April 29, 2008

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (other than exhibits thereto) filed with the SEC on March 31, 2008, which provides additional information about us, is available to beneficial owners of our common stock without charge upon written request to Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JUNE 12, 2008
INTERLEUKIN GENETICS, INC.'S BOARD OF DIRECTORS SOLICITS THIS PROXY

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 29, 2008 in connection with the Annual Meeting of Stockholders of Interleukin Genetics, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, June 12, 2008 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017 and hereby appoints Lewis H. Bender and Kenneth S. Kornman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

        This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the Proposal.

        In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1.
Proposal 1: to ratify the appointment of Grant Thornton LLP as the company's independent public accountants for the fiscal year ending December 31, 2008.

☐ FOR                                             ☐ AGAINST                                             ☐ ABSTAIN

☒    Please mark votes as in this example.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date

Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
 THANK YOU FOR VOTING.

QuickLinks

INTERLEUKIN GENETICS, INC. 135 BEAVER STREET WALTHAM, MA 02452
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
INTERLEUKIN GENETICS, INC. 135 BEAVER STREET WALTHAM, MA 02452 (781) 398-0700
PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC. 2008 ANNUAL MEETING OF STOCKHOLDERS GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
CORPORATION GOVERNANCE MATTERS
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
AUDIT COMMITTEE REPORT
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
CODE OF CONDUCT AND ETHICS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE
PROPOSAL 1: RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR